Strategic Repositioning of PPL Corporation March 18, 2021 Exhibit 99.2

Cautionary Statements and Factors That May Affect Future Results Statements made in this presentation about future operating results or other future events, including the anticipated sale of PPL Corporation’s U.K. business, the anticipated acquisition of The Narragansett Electric Company (Narragansett) from National Grid, and the impact of each transaction on PPL Corporation, are forward-looking statements under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the forward-looking statements. A discussion of some of the factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings. Unless otherwise expressly specified, the figures in this presentation do not reflect the effects of any sale of the U.K. business. Management utilizes non-GAAP financial measures such as, “adjusted gross margins” or “margins” in this presentation. For additional information on non-GAAP financial measures and reconciliations to the appropriate GAAP measure, refer to the Appendix of this presentation and PPL’s SEC filings.

Agenda Transaction Announcements and Strategic Rationale PPL Investment Highlights Post Transactions Transaction Approvals Closing Remarks and Questions

Overview of Transactions Unlocking value for shareowners Based on average foreign currency rate of $1.35/£ as of March 12, 2021, inclusive of hedges. Assumes approximately $300 million of transaction-related cash taxes and fees. Assumes foreign currency rate of $1.35/£ for comparability purposes. PPL entered into an agreement to sell its U.K. utility business to National Grid, netting cash proceeds of approximately $10.2 billion Total transaction value of $19.4 billion National Grid will assume $8.9 billion of WPD debt Expected to close within 4 months with full cash payment at closing PPL also entered into a separate agreement to acquire The Narragansett Electric Company (Narragansett) from National Grid for $3.8 billion, to be financed with proceeds from the sale of the U.K. utility business Net equity purchase price of $3.3 billion after consideration of approximately $0.5 billion of tax benefits expected to result from the transaction Total transaction value of $5.3 billion, including assumption of $1.5 billion of Narragansett debt Expected to close within 12 months Residual net cash proceeds of $6.4 billion to further strengthen PPL’s balance sheet and capitalize on incremental organic and strategic growth opportunities Targeting CFO(FFO) to debt ratio of 16% - 18% Continue to evaluate best use of remaining proceeds to maximize shareowner value, including incremental capital investments at PPL’s utilities, additional disciplined investments in renewables, and/or share repurchases (1) (2) (2)

Strategically Repositioning PPL

Transformation to a high-growth, low-risk U.S. energy company

Strategic Objective	Strategic Repositioning
Address valuation discount and improve expected long-term earnings growth	✓ Simplifies structure with clear focus on U.S. rate-regulated utilities ✓ Removes U.K. political, regulatory and foreign currency risk ✓ Increases long-term earnings growth and dividend growth rate
Increase relative size of U.S. operations; mitigate earnings from coal-fired generation	✓ Further diversifies current U.S. regulated operations with addition of U.S. utility in a constructive jurisdiction ✓ Pro forma earnings related to coal-fired generation estimated at ~15-20%[(1)]
Leverage superior operating performance to enhance value for customers and shareowners	✓ Provides immediate opportunity to execute PPL's proven operating model through investment in advanced technologies and grid modernization ✓ Supports improved reliability and customer service for Rhode Island
Improve balance sheet and credit metrics	✓ Enhances pro forma qualitative and quantitative credit metrics to support strong investment grade credit ratings ✓ Supports additional growth and provides financial flexibility with no planned equity issuances[(2)]

☑ **Sale of U.K. business at a compelling value**
☑ **Narragansett acquisition expected to be value accretive to earnings and credit**

(1) Based on estimate for pro forma combined PPL and Narragansett earnings post transaction closing.
(2) Excluding immaterial equity issuances for DRIP and compensation programs.

Strategic Repositioning of PPL Corporation – March 18, 2021 5

Narragansett Business Profile

Attractive electric and gas utility in a constructive jurisdiction

Narragansett Service Territory & Rate Base

Service Territory



Rate Base (2020)[1]


36%
35%
$2.8 billion
29%

- Electric Only
- Electric and Gas
- Gas Only

- Electric Distribution
- Electric Transmission
- Gas Distribution

Narragansett Highlights

- Largest electricity T&D and gas distribution provider in Rhode Island
  - ~510,000 electric customers
  - ~270,000 gas customers
  - No ownership of generation facilities
- Adjusted net income estimate of $150 million for FY ended March 31, 2021[2]
- Significant geographical overlap across electric and gas operational territories
- Rhode Island is a constructive regulatory jurisdiction (RRA – Average/2)[3]
  - Recovery mechanisms reduce regulatory lag
- Further opportunities to invest in electric and gas infrastructure
  - Annual rate base growth greater than 9% over past 5 years

(1) Represents estimated year-end rate base.
(2) Adjusted for estimated COVID-19 related expenses and other non-recurring and timing-related items.
(3) Source: S&P Global's Regulatory Research Associates (RRA) Rankings.

Strategic Repositioning of PPL Corporation – March 18, 2021 6

Narragansett Regulatory Overview Constructive regulatory features Represents estimated year-end rate base for 2020. Reflects base allowed ROE. Narragansett can earn higher returns than the base allowed ROE through incentive mechanisms and efficiencies that are supported by customer sharing mechanisms. Reflects base allowed ROE. Narragansett receives a 50-basis point RTO adder and additional project adder mechanisms that may increase the allowed ROE up to 11.74%. Multi-year framework Capital recovery mechanisms Performance Incentive revenues Revenue decoupling mechanism Storm cost recovery Energy Efficiency tracker Public Utilities Commission (RIPUC) Rhode Island Division of Public Utilities and Carriers (Division) Recovery under formula rates Incentives on Pool Transmission Facilities and the New England East West Project Federal Energy Regulatory Commission (FERC) (1) (3) (2) (2)

Narragansett Investment Overview Historically robust capital profile with stable growth Source: National Grid data book – fiscal year ended March 31, 2020. ISR – an annual recovery mechanism for certain capital and O&M costs for electric and gas Infrastructure, Safety and Reliability (ISR) projects filed with the RIPUC. ($ in millions) ($ in billions) 9.3% CAGR ISR mechanism allows for recovery of certain natural gas and electricity distribution capital investments and expenses related to infrastructure, safety and reliability outside of base rate proceedings Recovery through FERC formula rates for electric transmission investments Fiscal Year Ending March 31 Fiscal Year Ending March 31 Over 90% of capital recovered through efficient rider and tracker mechanisms Narragansett Historical Capital Narragansett Historical Rate Base Growth (1) (1) (2)

PPL's Superior Track Record: Electric

Proven ability to drive value for customers and shareholders

Our success in Pennsylvania demonstrates a clear value proposition for Rhode Island's electric T&D customers

Prudent Capital Investments

($ in billions)


PPL Electric Utilities Capital Spend
$0.3
$1.2
2009A
2020A

Better Reliability - SAIFI[2]

(Avg. Outages per customer)


0.94
27%
0.69
2011A
2020A

Higher Customer Satisfaction[3]

(J.D. Power customer satisfaction scores)


771
+21%
636
9th straight J.D. Power award in Northeast region
2011A
2020A

Effective O&M Management[1]

($ in millions)


$422
$421
2011A
2020A

Improved Cost Efficiency[1]

(O&M/Adjusted Gross Margin)


45.8%
26.5%
42% Improvement
2011A
2020A

Affordable Rates[4]

(Cents/kWh)


14.22
27% Lower
10.36
Average Mid-Atlantic Rate
PPL Electric Rate

Prudent investments and operational efficiency lead to strong reliability and premier customer satisfaction

Note: See Appendix for the reconciliation of Adjusted Gross Margins to Operating Income.
(1) Reflects O&M costs excluding certain pass-through costs and rider costs.
(2) System Average Interruption Frequency Index: the average number of interruptions that a customer experiences over a specific period of time for each customer served.
(3) Based on J.D. Power Electric Utility Residential Customer Satisfaction Study.
(4) Source: EEI, Typical Bills and Average Rates Report, Summer 2020, and includes distribution, transmission, and generation charges.

Strategic Repositioning of PPL Corporation – March 18, 2021 9

PPL’s Superior Track Record: Gas Focus on investments that provide a safe and reliable system Represents average of other major gas utilities in Kentucky (Atmos, Columbia, Delta, and Duke). Gas Distribution Pipeline by Material Type Gas Cost of LG&E vs. Other Kentucky LDCs (Gas Cost Adjustment Rate per Mcf) Our advanced approach to upgrading LG&E’s gas infrastructure has significantly improved safety and reliability… …while effectively managing costs and commodity price risk at rates lower than other gas utilities in the state Cast Iron and Bare Steel Main Replacement Gas Leaks per Distribution Mile (1) Lower leak rate Elimination of water intrusion Higher operating pressure More valves in system Approved Gas Cost Adjustment Miles of Gas Mains Leaks Received per Mile of Main and Service 99.9% of locate requests completed in 48 hours

Why Narragansett and PPL Are a Great Fit An opportunity for both RI customers and PPL shareowners We believe PPL’s customer-focused strategies can deliver real value to Rhode Island PPL’s utilities are premier operators that have consistently demonstrated proficiency in delivering affordable electricity and gas safely and reliably PPL Electric is one of the most advanced, reliable electricity networks in the country and is designed to be the utility of the future LG&E’s forward-thinking gas strategy has reduced leak rates and enhanced safety PPL has earned 54 total J.D. Power Awards across Pennsylvania and Kentucky for customer satisfaction in both electric and gas utilities Our experience in designing and developing automated electricity networks can support Rhode Island’s vision of 100% renewable electricity by 2030 This objective will require advanced smart grid technology to maintain reliability and power quality – technologies that PPL is already implementing in Pennsylvania Rhode Island’s decarbonization goals align well with PPL’s clean energy transition strategy

Pro forma PPL Overview A compelling, low-risk investment opportunity Leading U.S. energy company focused on strong, high-performing, rate-regulated electricity and natural gas utilities Attractive Portfolio of U.S. Regulated Utilities Regulated Utility Combined Statistics PPL Narragansett Electric territory Gas territory Transmission lines Represents 2020A for Pennsylvania and Kentucky. Rhode Island represents 2019A based on publicly available information per S&P Global Market Intelligence. (1) (1)

Pro forma Rate Base

Significant scale with asset and regulatory diversification

Portfolio of U.S. rate-regulated utility asset base totaling approximately $22 billion

Increasing PPL's U.S. Rate Base



2020 Rate Base
($ in billions)
$19.1
$2.8
$21.9
PPL
Narragansett(1)
Combined

PA Regulated: 38%
KY Regulated: 49%

RI Regulated: 13%

- ✓ Enhanced scale and scope
- ✓ Adds geographic diversification

Rate Base by Regulated Asset Type (2020)[2]



Gas Utility 10%
Other Generation 5%
Electric Transmission 30%
~80%
Transmission, distribution, and non-coal generation
Coal-fired Generation 23%
Electric Distribution 32%

- ✓ Predominantly T&D asset base
- ✓ Planned investments will increase T&D asset base, while coal-related declines

(1) Represents estimated year-end rate base.
(2) Represents 2020 pro forma rate base, including Narragansett.

Strategic Repositioning of PPL Corporation – March 18, 2021 13

Pro forma Financial Outlook Strong earnings growth and credit metrics Expect earnings growth rate to be competitive with U.S. utility peers post transactions Underpinned by rate base growth prospects, improved credit profile, and proven track record of delivering operational efficiencies Lower parent leverage combined with Narragansett’s strong credit profile is expected to support strong investment grade credit ratings Targeting CFO(FFO) to debt ratio of 16% - 18% Expected to reduce Holding Company debt to Total debt ratio to below 25% Targeting Debt-to-Total Capitalization ratio of 45% - 55% No planned equity issuances Dividend considerations Payout projected to be 60% - 65% of earnings per share post closing of transactions Dividend growth aligned with earnings per share growth post closing of transactions No change expected in quarterly dividends prior to Narragansett transaction closing Excluding immaterial equity issuances for DRIP and compensation programs. Actual dividends to be determined by Board of Directors. (2) (1)

Transaction Approvals Expected regulatory and other transaction approvals Sale of U.K. Utility Business (expected approval within 4 months) U.K. Financial Conduct Authority (FCA) Guernsey Financial Services Commission (GFSC) National Grid Shareowners Acquisition of Narragansett (expected approval within 12 months) Federal Approvals: Hart-Scott-Rodino (DOJ) Federal Communications Commission (FCC) Federal Energy Regulatory Commission (FERC) State Approvals: Rhode Island Division of Public Utilities and Carriers Massachusetts Department of Public Utilities (waiver) National Grid obligation for Massachusetts Department of Public Utilities waiver relating to its foreign utility change in control provision. (1)

Summary Transactions to reposition PPL as a high-growth, low-risk, U.S.-based energy company focused on building the utilities of the future Leverages PPL’s culture of operational excellence to further enhance growth, while eliminating risks associated with foreign ownership Significantly improves PPL’s prospects for long-term shareowner return Expect earnings growth to be competitive to peers with commensurate dividend growth Strengthens PPL’s investment grade balance sheet to support future growth and provide financial flexibility Aligns with PPL’s strategy and commitments to all our stakeholders Achieve industry-leading performance in safety, reliability, customer satisfaction and operational efficiency Advance a clean energy transition while maintaining affordability and reliability Maintain a strong financial foundation and create long-term value for our shareowners Foster a diverse and exceptional workplace Build strong communities in the areas we serve

Appendix

Select Combined Regulatory Attributes

Utility	2020 Rate Base ($bn)[1]	Cap. Structure (Equity/Debt)	Allowed ROE	Decoupling	Energy Supply Costs	Storms	Forward Test Year	Other
KY – Fully Integrated	$10.8	53:47	9.725%		✓	✓	✓	✓[4]
PA – Distribution	$3.7	55:45	(2)		✓	✓	✓	✓[4]
PA – Transmission	$4.6	55:45	11.68%	*Formula rates & costs fully reconciled; revenues reset annually based on prior year sales*				
Narragansett (RI) – Electric	$1.0	51:49	9.275%	✓	✓	✓	(3)	✓[5]
Narragansett (RI) – Gas	$1.0	51:49	9.275%	✓	✓	✓	(3)	✓[6]
Narragansett (RI) – Transmission	$0.8	50:50	10.57%	*Formula rates with actual cost pass through each month including capital and Pension/Other Post Employee benefits*				

(1) Narragansett rate base represents estimated year-end rate base.
(2) Last PA Distribution rate case was effective 1/1/2016 with an un-disclosed ROE.
(3) Based on regulatory framework shift in 2018, which established a multiyear framework for Narragansett Electric and Gas based on a historical test year but with the ability to forecast certain O&M categories for future years. All other O&M is increased by inflation each year. Includes annual rate reconciliation mechanism that incorporates allowance for anticipated capital investments.
(4) PPL other rate mechanisms include Smart Meter Rider, DSIC (Distribution System Improvement Charge), Environmental Cost Recovery (ECR), Fuel/Cost of Energy Adjustment Clauses, Gas Line Tracker varying by business.
(5) Narragansett Electric has numerous incentives including Bits Revenue (revenues associated with Block Island cable recovered), EE Incentive (revenues earned based on energy efficiency metrics), LTCRER incentive (remuneration 2.75% greater than amount paid to renewable generators with long-term contracts), REG remunerations (recoverable costs through customer surcharge by which renewable generation is paid a Performance-Based Incentive for energy generated.
(6) Narragansett Gas has an EE Incentive (revenues earned based on energy efficiency metrics)

Strategic Repositioning of PPL Corporation – March 18, 2021 18

Non-GAAP Measure Reconciliation Adjusted Gross Margins to Operating Income

Forward-Looking Information Statement Statements contained in this presentation, including statements with respect to future earnings, cash flows, dividends, financing, regulation and corporate strategy, including the anticipated sale of PPL Corporation’s U.K. business, the anticipated acquisition of Narragansett from National Grid, and the impact of each transaction on PPL Corporation, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: the COVID-19 pandemic or other pandemic health events or other catastrophic events, including severe weather, and their effect on financial markets, economic conditions and our businesses; asset or business acquisitions and dispositions, including our ability to successfully divest our U.K. business or that such sale may not yield the anticipated benefits, including (i) the ability to obtain the requisite National Grid shareholder approval; (ii) the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction; (iii) the risk that other conditions to closing of the transaction may not be satisfied; (iv) the timing to consummate the transaction; (v) the risk that Narragansett will not be integrated successfully; (vi) disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and (vii) the diversion of management time on transaction-related issues; market demand for energy in our U.S. service territories; weather conditions affecting customer energy usage and operating costs; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of our facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements, and the related costs of compliance; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions, including interest rates, and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation involving PPL Corporation and its subsidiaries; stock price performance; the market prices of debt and equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual cyberattack, terrorism, or war or other hostilities; British pound sterling to U.S. dollar exchange rates; new state, federal or foreign legislation or regulatory developments, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with factors and other matters discussed in PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

Definitions of non-GAAP Financial Measures Management also utilizes the following non-GAAP financial measures as indicators of performance for its businesses: "Pennsylvania Adjusted Gross Margins" is a single financial performance measure of the electricity transmission and distribution operations of the Pennsylvania Regulated segment. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," (which are primarily Act 129, Storm Damage and Universal Service program costs), "Depreciation" (which is primarily related to the Act 129 Smart Meter program) and "Taxes, other than income," (which is primarily gross receipts tax) on the Statements of Income. This measure represents the net revenues from the Pennsylvania Regulated segment's electricity delivery operations. These measures are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and report their results of operations. Management believes these measures provide additional useful criteria to make investment decisions. These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage operations and analyze actual results compared with budget. Reconciliations of adjusted gross margins for future periods are not provided as certain items excluded from Operating Income are inherently subject to change and are not significant.